UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 20, 2011

Mercedez-Benz Auto Receivables Trust 2011-1
(Exact name of Issuing Entity as specified in its charter)

Daimler Retail Receivables LLC
(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC
(Exact name of Sponsor as specified in its charter)

State of Delaware	333-159281-03	37-6442370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan		48331
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 991-6632

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.

The $1,547,500,000 Asset Backed Notes issued by Mercedes-Benz Auto Receivables Trust 2011-1 are offered pursuant to the Prospectus dated July 12, 2011 and the Prospectus Supplement dated July 14, 2011.  Attached as exhibits hereto are legality and tax matters opinions of Sidley Austin LLP relating to the Notes.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAIMLER RETAIL RECEIVABLES LLC

By:	/s/ Steven C. Poling
Steven C. Poling
Assistant Secretary

Date:  July 20, 2011

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Sidley Austin LLP regarding legality.

8.1	Opinion of Sidley Austin LLP regarding certain tax matters.

23.1	Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).